Exhibit 10.3

FIRST AMENDMENT TO THE

REGISTRATION RIGHTS AGREEMENT OF

SUTHERLAND ASSET MANAGEMENT CORPORATION

THIS FIRST AMENDMENT (this “Amendment”), dated as of June 17, 2014, to the Registration Rights Agreement of Sutherland Asset Management Corporation (the “Company”), dated as of November 26, 2013 (the “Agreement”), is entered into by and among the Company and the Holders of Registrable Securities of the Company.  Capitalized terms used but not defined in this Amendment will have the definitions or meanings given to them in the Agreement.

WHEREAS, pursuant to Section 11(b) of the Agreement, the written consent of the Company and Holders that hold a majority of the Registrable Securities is required to amend the Agreement;

WHEREAS, the Company declared a cash dividend in respect of the quarter ended March 31, 2014 (the “Cash Dividend”) of $0.16 per share of Common Stock and OP Unit payable on June 17, 2014 to holders of record on June 5, 2014 and the Company offered holders of Common Stock and OP Units the opportunity (the “Dividend Reinvestment Offer”) to reinvest the Cash Dividend into newly issued shares of Common Stock or OP Units, respectively.

WHEREAS, The Dividend Reinvestment Offer was also made to investors that hold shares of Common Stock indirectly through ownership of an equal number of units of limited partner interests in Sutherland REIT Holdings, LP and that hold OP Units indirectly through an equal number of shares in Sutherland OP Holdings I, Ltd. or Sutherland OP Holdings II, Ltd.

WHEREAS, on June 17, 2014, the Company issued and sold 125,893 shares of Common Stock and 19,944 OP Units as part of the Dividend Reinvestment Offer.

WHEREAS, the Company and Holders that hold a majority of the Registrable Securities desire to amend the definition of Registrable Securities to include the shares of Common Stock and shares of Common Stock issuable upon exchange of OP Units issued as part of the Dividend Reinvestment Offer.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                   The definition of “Registrable Securities” in Section 1 of the Agreement shall be amended and replaced in its entirety with the following:

Registrable Shares: The Rule 144A Shares, the Accredited Investor Shares, the Regulation S Shares, any shares of Common Stock issued in connection with the Formation Transactions, and any shares of Common Stock issued upon the conversion of OP Units that were issued in connection with the Formation Transactions, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder and any shares or other securities issued in respect of such Registrable Shares by reason of or in connection with any election by investors to reinvest cash dividends into newly issued shares of Common Stock or OP Units, stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Shares or any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, until the earliest to occur of (i) the date on which such shares have been sold pursuant to an effective Registration Statement filed under the Securities Act, (ii) in the event the Company is subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the date on which such shares have been transferred pursuant to Rule 144 (or any similar provision then in effect), and (iii) the date on which it is sold to the Company or ceases to be outstanding.

2.                   This Amendment is an amendment to the Agreement, and in the event of any inconsistency, the terms of this Amendment shall prevail.  Except as expressly set forth herein, all of the remaining terms and conditions of the Agreement remain in full force and effect.

3.                   THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, CONSISTENT WITH SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE COURT IN THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT.

4.                   This Amendment may be executed by email or facsimile signature and in multiple counterparts, each of which will be deemed an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

SUTHERLAND ASSET MANAGEMENT CORPORATION

By:		/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Chief Financial Officer

WATERFALL ASSET MANAGEMENT, LLC

By:		/s/ Thomas Capasse
Name: Thomas Capasse
Title: Authorized Person

SUTHERLAND REIT HOLDINGS, LP

By: Waterfall Management, LLC, its general partner

	By:	/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Authorized Person

SUTHERLAND OP HOLDINGS I, LTD.

By:		/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Authorized Person

SUTHERLAND OP HOLDINGS II, LTD.

By:		/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Authorized Person

Signature Page to First Amendment to Registration Rights Agreement

WATERFALL VICTORIA FUND, LP

By: Waterfall Management, LLC, its general partner

By:	/s/ Thomas Capasse
Name: Thomas Capasse
Title: Authorized Person

WATERFALL VICTORIA FUND, LTD.

By:	/s/ Thomas Capasse
Name: Thomas Capasse
Title: Authorized Person

MANAGEMENT HOLDERS

/s/ Thomas E. Capasse

Thomas E. Capasse

/s/ Jack J. Ross

Jack J. Ross

/s/ Frederick C. Herbst

Frederick C. Herbst

Signature Page to First Amendment to Registration Rights Agreement